SECURITY AGREEMENT
                           (Revolving Line of Credit)

DATE:    August 1, 1996
- -----

PARTIES: Obligor:                   EMPLOYEE SOLUTIONS, INC.,
- -------  -------                    an Arizona corporation
                                    2929 East Camelback Road, Suite 220
                                    Phoenix, Arizona  85016-4426
                                    Attention: Morris Aaron
                                    Telecopier No.: (602) 955-3311

                                    LOGISTICS PERSONNEL CORP.
                                    a Nevada corporation
                                    The Corporation Trust Company of Nevada
                                    1 East First Street
                                    Reno, Nevada 89501
                                    Attention:  Morris Aaron
                                    Telecopier No.: (602) 955-3311

                                    EMPLOYEE SOLUTIONS OF TEXAS, INC.,
                                    a Texas corporation
                                    7100 Gateway East
                                    El Paso, Texas 70015
                                    Attention:  Morris Aaron
                                    Telecopier No.:  (602) 955-3311


                                    EMPLOYEE SOLUTIONS-EAST, INC.,
                                    a Georgia corporation
                                    2 Ravinia Drive, Suite 1470
                                    Atlanta, Georgia 30346
                                    Attention: Morris Aaron
                                    Telecopier No.: (602) 955-3311

                                    EMPLOYEE SOLUTIONS - MIDWEST, INC.,
                                    a Michigan corporation
                                    3295 E. State St., Suite 120
                                    Freemont, Indiana 46737
                                    Attention:  Morris Aaron_
                                    Telecopier No.: (602) 955-3311

                                    ESI AMERICA, INC.,
                                    a Nevada corporation
                                    The Corporation Trust Company of Nevada
                                    1 East First Street
                                    Reno, Nevada 89501
                                    Attention:  Morris Aaron
                                    Telecopier No.: (602) 955-3311

                                    ESI-MIDWEST, INC.,
                                    a Nevada corporation
                                    The Corporation Trust Company of Nevada
                                    1 East First Street
                                    Reno, Nevada 89501
                                    Attention:  Morris Aaron
                                    Telecopier No.: (602) 955-3311


                                    EMPLOYEE SOLUTIONS OF CALIFORNIA,
                                    INC., a Nevada corporation
                                    The Corporation Trust Company of Nevada
                                    1 East First Street
                                    Reno, Nevada 89501
                                    Attention:  Morris Aaron
                                    Telecopier No.: (602) 955-3311


                                    POKAGON OFFICE SERVICES, INC. dba
                                    EMPLOYEE SOLUTIONS-OHIO, INC.,
                                    an Indiana corporation
                                    3295 E. State St., Suite 120
                                    Freemont, Indiana 46737
                                    Attention:  Morris Aaron
                                    Telecopier No.: (602) 955-3311

                                    CAMELBACK INSURANCE LTD.,
                                    a Bermuda corporation
                                    P. O. Box HN 152
                                    Hamilton, HMAX Bermuda
                                    Attention: Morris Aaron
                                    Telecopier No.: (602) 955-3311

                                    ESI RISK MANAGEMENT AGENCY, INC.,
                                    an Arizona  corporation
                                    Lawdock, Inc.
                                    One East Camelback Road, Suite 400
                                    Phoenix, Arizona 85012-1649
                                    Attention:  Morris Aaron
                                    Telecopier No.: (602) 955-3311

                  Bank:        BANK ONE, ARIZONA, NA,
                  ----
                                    a national banking association
                                    Commercial Banking Group
                                    Post Office Box 71
                                    Phoenix, Arizona  85001
                                    Attention:  Department A781
                                    Telecopier No.:  (602) 221-1761


         AGREEMENT: For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Obligor agrees for the benefit of Bank as follows:

         1. DEFINITIONS. In this Agreement, the following terms shall have the following meanings, and all capitalized terms used in this Agreement not defined herein and (a) used or defined in the Uniform Commercial Code will have their respective meanings in the Uniform Commercial Code or (b) used or defined in the Loan Agreement will have their respective meanings in the Loan Agreement:

                  1.1 "Accounts,  Rights to Payment and Other Receivables" means
(i) all accounts receivable, rights to payment, all indebtedness and all obligations payable to Obligor by any Person (including, without limitation Affiliates of Obligor) relating to any of the Property and the sale, lease or other disposition thereof, whether now existing or hereafter arising, due or to become due and including, without limitation, any such accounts, rights, indebtedness and obligations evidenced by Chattel Paper or other Instruments;
(ii) all other fees, income, issues, profits, receipts, revenues, payments, royalties and other benefits owing to or derived by Obligor from the sale of any of the Property; (iii) all other rights of Obligor to payment and performance, including, without limitation, arising in connection with, or relating to, the Property; (iv) all guaranties of any of the foregoing rights; (v) all interests and rights of Obligor in property, interests in property, and rights to property securing such rights to payment and performance (including, without limitation, any statutory lien rights of Obligor); (vi) all invoices, leases, sale agreements, option agreements, escrow instructions, and accounts, whether now existing or hereafter arising, evidencing or representing any such accounts,
rights,  indebtedness  and  obligations;   (vii)  all  amendments,   extensions,
modifications, additions and supplements to any such invoice, lease, sale agreement, Chattel Paper, contract, claim, instrument, agreement or account;
(viii) all claims for damages arising out of the breach thereof; (ix) all rights to terminate, perform and compel performance thereunder and all rights to exercise any security interest granted therein; and (x) all rights in any returned goods and other property, together with all rights, titles, securities and guaranties with respect thereto, including any rights to stoppage in transit, replevin,
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reclamation and resales,  and all related security interest,  liens and pledges, whether voluntary or involuntary.

                  1.2 "Agreement" means this Security Agreement, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

                  1.3 "Approvals and Permits" means each and all of the approvals, authorizations, bonds, consents, certificates, franchises, licenses, permits, registrations, qualifications, and other actions and rights granted by and filings with any Persons necessary, appropriate, or desirable for the occupancy, operation, ownership, use, sale or other disposition of any Property.

                  1.4 "Borrower" means Employee Solutions, Inc., an Arizona corporation.

                  1.5 "Cash Receipts" means all existing and future cash and other payments and receipts in respect of Accounts and Rights to Payment to, of, or for the benefit of Obligor and all checks, drafts, and other Instruments evidencing any such payment or receipt existing now or in the future.

                  1.6 "Chattel Paper" means that portion of the Accounts and Other Receivables and Related Documents which constitute leases, conditional sale agreements, and other documents evidencing monetary obligations together with a lease of or security interest in specific goods.

                  1.7 "Claims" means all present and future claims relating to any of the Property, including, without limitation, claims for any condemnation or eminent domain proceeding, claims for any damage to or destruction of any of the Property, claims for any defect in the design or construction of, or any breach of warranty or obligation relating to, any of the Property, claims for any condition on or of the Property or relating to the Property, claims under casualty, liability and other insurance policies, and claims relating to any of the Intangibles.

                  1.8 "Collateral" means any and all present and future right, title, interest, and claims of Obligor in and to the following property, interests in property, and rights to property, regardless of whether such property, interests, and rights now exist or arise or come into existence hereafter and regardless of whether such property, interests, and rights are in the possession of Obligor, a bailee, or any other Person:

                           1.8.1      Deposits;

                           1.8.2      Improvements,   Equipment,   Fixtures  and
                                      Other Tangible Personal Property;

                           1.8.3      Intellectual Property;

                           1.8.4      Inventory;

                           1.8.5      Accounts and Other Receivables;
                                       4
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                           1.8.6      Intangibles;

                           1.8.7      Cash  Receipts,   Deposit  Accounts,   and
                                      Rights to Payment Agreements, Documents, and Instruments;

                           1.8.8 Any and all of the following to the extent evidencing, representing, or otherwise relating to Rights to Payment or other
                                      Collateral:  (1)  all  Claims;  (2)  other
                                      rights,   remedies,   and   privileges  of
                                      Obligor;   and  (3)  books  and   records,
                                      computer    software,    computer   disks,
                                      computer tapes, and other record keeping media;

                           1.8.9      Rents;

                           1.8.10     Approvals and Permits;

                           1.8.11     Other Rights;

                           1.8.12     Related Documents; and

                           1.8.13 Proceeds of any of the foregoing (including, without limitation, proceeds that are Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Goods, Instruments, Inventory or Securities).

                  1.9  "Commitment"  means any and all  obligations of Bank from
time  to  time  to  make  advances  to  Obligor  or  to  make  other   financial
accommodations for Obligor.

                  1.10 "Copyright License" shall mean any written agreement, now or hereafter in effect, (i) granting any right to any third party under any Copyright now or hereafter owned by any Obligor or which such Obligor otherwise has the right to license, or (ii) granting any right to such Obligor under any right, registration or application described in the definition of "Copyright", now or hereafter owned by any third party, and all rights of such Obligor under any such agreement.

                  1.11 "Copyrights" shall mean all of the following now owned or hereafter acquired by any Obligor: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule I.

                  1.12 "Default Rate" shall have the meaning specified in the Loan Agreement.

                  1.13 "Deposits" means all present and future deposits of security or advance payments made by or on behalf of Obligor to others from time to time in respect of (a) insurance policies, (b) taxes and other impositions,
(c)  maintenance,  repair,  utility  or
other services for the Property, (d) tangible personal property to be used to construct Improvements or to be installed in or used in the operation, occupancy or use of the Property, (e) construction of Improvements, and (f) any other agreement, document, instrument, arrangement, or understanding, written or oral, relating to the operation, occupancy, or use of or otherwise relating to the Property.

                  1.14 "Deposit Accounts" shall mean any and all demand, time, savings, passbook or other accounts with a bank or other financial institution, including general deposit and cash concentration accounts, in which any Cash Receipts or other Proceeds are or are to be deposited, and all deposits therein and investments thereof, whether now or at any time hereafter existing, and all property, assets and interests therein or with respect thereto.

                  1.15 "Equipment, Fixtures and Other Tangible Personal Property" means all Equipment, all Fixtures, and all other tangible personal property now or in the future (a) attached to, installed in, or located on the Property, (b) used in the construction of Improvements, or (c) used in the operation, occupancy or use of the Property, all accessions and additions thereto, all replacements thereof, all substitutions therefor, all spare parts and supplies therefor, and all engineering drawings and diagrams therefor. Equipment, Fixtures and Other Tangible Personal Property includes, among other items, building, construction, and other materials and supplies used in constructing Improvements, and located on or used in connection with any of the Property.

                  1.16 "Event of Default"  shall have the meaning  specified  in
Section 6.

                  1.17 "Governmental Authority" means any government, any court, and any agency, authority, body, bureau, department, or instrumentality of any government.

                  1.18 "Instruments" means all promissory notes, negotiable instruments and any other writings which evidence a right to the payment of money, whether now existing or hereafter arising.

                  1.19 "Intangibles" means all present and future General Intangibles of Obligor, including, without limitation, those relating to the ownership, operation, occupancy, or use of the Property (including, without limitation, all architectural, cleaning, construction, development, engineering, environmental, franchise, leasing, license, maintenance, management, repair, service, utility, and other agreements, arrangements and understandings, rights of declarant under conditions, covenants and restrictions, warranties, customer lists, goodwill, computer software, insurance policies, patents, copyrights, patent and copyright applications and registrations, patterns, designs, drawings, plans and specifications, other proprietary information and intellectual property, royalties, license fees, tax refunds, and all Approvals and Permits).

                  1.20 "Intellectual Property" shall mean all intellectual and similar property of any Obligor of every kind and nature now owned or hereafter acquired by any Obligor, including, without limitation, inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  1.21 "Inventory" means all goods now owned or hereafter acquired or held by Obligor for sale (whether or not such goods have been delivered by Obligor to another under a sale, lease or contract of service), materials used in the manufacture of Obligor's goods, all other raw materials, work in process and other materials used or consumed by Obligor in connection with the manufacture or production of such goods and all additions and accessions thereto.

                  1.22 "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Obligor is a party, including, without limitation, those listed or referenced on
Schedule II.

                  1.23 "Lien or Encumbrance" and "Liens and Encumbrances" mean, respectively, each and all of the following: (a) any lease or other right to use; (b) any assignment as security, conditional sale, grant in trust, lien, mortgage, pledge, security interest, title retention arrangement, other encumbrance, or other interest or right securing the payment of money or the performance of any other liability or obligation, whether voluntarily or involuntarily created and whether arising by agreement, document, or instrument, under any law, ordinance, regulation, or rule (federal, state, or local), or otherwise; and (c) any option, right of first refusal, other right to acquire, or other interest or right.

                  1.24 "Loan Agreement" means that certain Loan Agreement, dated of even date herewith, by and between Obligor and Bank (as such Loan Agreement may be amended, modified, extended, renewed, restated or supplemented from time to time) pursuant to which loans may be made on a revolving basis in the maximum principal amount of up to $35,000,000.00 at any time outstanding.

                  1.25 "Loan Documents" shall have the meaning specified in the Loan Agreement.

                  1.26 "Note" shall have the meaning specified in the Loan Agreement.

                  1.27 "Obligations" means the following:

                           (a) Payment of principal, interest, costs, expenses, fees, and other amounts owing under the Note, the Loan Agreement, this Agreement and the other Loan Documents;

                           (b) Payment and performance of each other obligation of, and compliance with each term and condition applicable to, Obligor under the Note, this Agreement, the Loan Agreement and the other Loan Documents;

                           (c) Compliance with and performance of all Requirements; and

                           (d) Payment and performance of all obligations of each

                                      Guarantor   (as   defined   in  the   Loan
                                      Agreement) pursuant to the Loan Documents.

                  1.28 "Other Rights" means all of Obligor's right, title and interest as lessee in, to and under all leases and lease agreements, whether now existing or hereafter arising, pursuant to which Obligor has leased or shall lease personal property of any kind whatsoever from any other Person, as such leases and lease agreements may at any time be amended, modified or supplemented.

                  1.29 "Patent License" shall mean any written agreement, now or hereafter in effect, (i) granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Obligor or which such Obligor otherwise has the right to license, is in existence, or (ii) granting to such Obligor any right to make, use or sell any invention on which a letter of patent or other item of like nature described in the definition of "Patents", now or hereafter owned by any third party, is in existence, and all rights of such Obligor under any such agreement.

                  1.30 "Patents" shall mean all of the following now owned or hereafter acquired by any Obligor: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  1.31 "Perfection Certificate" means a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Obligor.

                  1.32 "Permitted Exceptions" means Liens and Encumbrances in favor of Bank.

                  1.33 "Person" means a natural person, a partnership, a joint venture, an unincorporated association, a corporation, a limited liability company, a trust, any other legal entity, or any Governmental Authority.

                  1.34   "Property"   means   all   real   property,   fixtures,
appurtenances and property of Obligor, in each case whether now owned or hereafter acquired.

                  1.35 "Related Documents" means all instruments, manufacturers' agreements, suppliers' agreements and documents covering or relating to the Collateral.

                  1.36 "Rents" means all present and future avails, fees, income, issues, profits, receipts, rents, revenues, royalties and other benefits owing to or derived by Obligor from the Property (including, without limitation, all security deposits and advance rents and all amounts payable to Obligor under any leases).

                  1.37 "Requirements" means any and all obligations, other terms and conditions, requirements, and restrictions in effect now or in the future relating to any or all Collateral (including, without limitation, such obligations, other terms and conditions, restrictions, and requirements imposed by: (a) any law, ordinance, regulation, or rule (federal, state, or local); (b) any Approvals and Permits; (c) any Permitted Exceptions; (d) any insurance policies; (e) any other agreement, document, or instrument; or (f) any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Authority).

                  1.38 "Rights to Payment Agreements, Documents, and Instruments" means all agreements, documents, and instruments from time to time evidencing, guarantying, securing, or otherwise relating to the Accounts, Rights to Payment and Other Receivables, as they heretofore may have been and hereafter from time to time may be amended, modified, extended, renewed, supplemented, and restated from time to time.

                  1.39 "Rights to Payment Debtor" means a Person obligated to pay one or more of the Accounts, Rights to Payment and Other Receivables to Obligor.

                  1.40 "Trademark License" shall mean any written agreement, now or hereafter in effect, (i) granting to any third party any right to use any Trademark now or hereafter owned by any Obligor or which such Obligor otherwise has the right to license, or (ii) granting to such Obligor any right to use any mark, name, style, dress, logo or other item of like nature (and associated goodwill, registrations, assets, rights and interests) described in the definition of "Trademark", now or hereafter owned by any third party, and all rights of such Obligor under any such agreement.

                  1.41 "Trademarks" shall mean all of the following now owned or hereafter acquired by any Obligor: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule IV, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  1.42 "Transfer" means the occurrence of any of the following: any or all Collateral, or any interest or right of Obligor in or to any or all Collateral, is conveyed to, or becomes vested in, any Person, other than Obligor, or the Bank voluntarily or involuntarily; except for the disposition of any Equipment, Fixtures and Other Tangible Personal Property that are worn out and are replaced by similar property of equal or greater value.

                  1.43 "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of Arizona (currently, Arizona Revised Statutes Sections 47-1101 through 47-9507).

         2. ASSIGNMENT, PLEDGE, AND GRANT OF SECURITY INTEREST. Obligor assigns to Bank, as security, pledges to Bank, and grants to Bank, a security interest in the Collateral to secure the full and timely payment and performance of the Obligations.

         3. OBLIGOR REPRESENTATIONS AND WARRANTIES. Obligor represents and warrants to Bank as of the date of this Agreement:

                  3.1 Ownership and Possession of Collateral. Obligor is the legal and beneficial owner of the Collateral, except for the Permitted Exceptions. There are no Liens and Encumbrances on the Collateral or claims thereof, except the Permitted Exceptions. There is no Financing Statement now filed or recorded covering any of the Collateral, except Financing Statements related to the Permitted Exceptions. Obligor is in exclusive possession of the Collateral.

                  3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this Agreement (a) is legal, valid, binding, and enforceable, (b) is a Perfected Security Interest in all Collateral, and (c) is a first priority Security Interest in all Collateral. No consent or approval of any party is required with respect to Obligor's granting of a security interest therein in favor of Bank, or, if such consent is required, Obligor has taken or will take all actions necessary to obtain such consent.

                  3.3      Filings.

                           3.3.1  The  Perfection   Certificate  has  been  duly
prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been, or will be, filed of record (or delivered to the Bank for filing of record) in each governmental, municipal or other office specified in Schedule 8 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the security interest in Collateral consisting of United States Patents, registered Trademarks and registered Copyrights) that are necessary to establish and maintain a legal, valid and perfected security interest in favor of the Bank in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Notwithstanding the preceding, filings will not be made with respect to tangible personal property of Obligor which as a minimal value.

                           3.3.2 Fully executed security  agreements in the form
hereof and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ' 261, 15 U.S.C. ' 1060 or 17 U.S.C. ' 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Bank in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary.

                           3.3.3  Attached  hereto as  Schedule  V is a true and
complete list that sets forth as of the date hereof each bank or other financial institution with which an Obligor maintains a Deposit Account. Obligor has taken, or will take, all action necessary to perfect the Security Interest of Bank in and to the Deposit Accounts, including, without limitation, notification of the financial institutions holding such Deposit Accounts, and the execution and delivery of directions to such financial institutions to reflect such Security Interest on its books and records and to pay all amounts due under such Deposit Accounts to Bank upon the receipt of notice thereof by Bank.

         4. OBLIGOR COVENANTS. Until any Commitment terminates in full, and until the Obligations are paid and performed in full, Obligor agrees that, unless Bank otherwise agrees in writing in Bank's absolute and sole discretion:

                  4.1 Obligations; Requirements; Approvals and Permits. Obligor shall pay and perform the Obligations, shall comply with and perform the Requirements, shall obtain and maintain the Approvals and Permits (except for any failure to obtain and maintain in full force and effect any Approval or Permit that would not, individually or in the aggregate, be materially adverse to the business, properties, assets, operation or condition (financial or otherwise) of Obligor, taken as a whole, or materially and adversely affect any Eligible Collateral (as defined in the Loan Agreement) or any of the Collateral, and shall do so at Obligor's sole cost and expense.

                  4.2 Transfer; Liens and Encumbrances; Defense of Obligor's Title and of Security Interest; Possession of Collateral.

                           4.2.1   Restrictions   on  Transfers  and  Liens  and
Encumbrances. Obligor shall not suffer to occur any Transfer. Except for Permitted Exceptions, Obligor shall not suffer to exist any Lien or Encumbrance on any or all Collateral, regardless of whether junior or senior to the Security Interest granted herein. Obligor shall notify Bank immediately of any claim of any Lien or Encumbrance on any or all Collateral. Except for Financing Statements relating to Permitted Exceptions, Obligor shall not execute or suffer to exist or to be filed or recorded any Financing Statement that covers any or all Collateral.

                           4.2.2  Defense  of  Obligor's  Title and of  Security
Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the Perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) except for Permitted Exceptions, any Lien or Encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any Lien or Encumbrance, regardless of whether a Permitted Exception and regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, Perfection, or priority of the Security Interest herein. Obligor shall notify Bank promptly in writing of any of the foregoing.

                           4.2.3 Proceeds of Rights to Payment and  Notification
of Rights to Payment Debtors. Upon the occurrence and continuation of an Event of Default, Obligor shall instruct all Rights to Payment Debtors to make all payments with respect to Accounts, Rights to Payment and Other Receivables to Bank, and Obligor hereby authorizes and directs Bank, at its sole option, to give such notice and direction to such Rights to Payment Debtors. No further notice shall be required to be given to such Rights to Payment Debtors, and any such notice shall be irrevocable and shall not be subject to change or objection by Obligor. Obligor hereby indemnifies and holds harmless each Rights to Payment Debtor from any claims, damages, loss, liability, costs and expenses arising from any such directions and any payment of Accounts, Rights to Payment and Other Receivables to Bank. If any such payment is received by Obligor, Obligor shall, within one (1) Business Day of the day of receipt by Obligor transmit the same to Bank in the form received by Obligor, properly assigned or endorsed to Bank. Obligor agrees to account to Bank for all such payments of Accounts, Rights to Payment and Other Receivables received by Obligor, and, pending transmittal of any such payments to Bank, to hold the same in the form received separate and apart from, and not commingled with, any other property of Obligor and in trust for Bank. All payments of Accounts, Rights to Payment and Other Receivables will be applied periodically by Bank to payment of the Obligations as provided in the Loan Agreement.

                  4.3 Books and Records; Names; Place of Business, Chief Executive Office, or Residence. Obligor shall maintain complete and accurate books and records relating to the Collateral. Unless Obligor obtains the prior written consent of Bank and takes in advance all actions and makes all filings and recordings necessary or appropriate to assure the Perfection and priority of the Security Interest granted herein, Obligor (1) shall not change its name, (2) shall conduct its business and other activities solely in the name(s), trade name(s), and fictitious name(s) in the Perfection Certificate, and (3) shall keep (i) its sole place of business, chief executive office, or, if Obligor has no place of business, its residence, and (ii) its books and records relating to the Collateral at the location(s) in the Perfection Certificate.

                  4.4 Inspection and Verification. Bank and such Persons as Bank may designate shall have the right, at any reasonable time from time to time,
(1) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (2) to inspect the Collateral and such books and records, (3) to make copies and extracts from such books and records, and (4) to verify under reasonable procedures determined by the Bank the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the Collateral. Obligor shall provide access to such premises and information, whether or not under the control of Obligor. Obligor hereby authorizes all Rights to Payment Debtors and all Persons that have possession of any of the Collateral, any such books and records, or any information concerning the matters set forth in this Section 4.4 to furnish Bank with such information and with access to such Collateral and such books and records and to cooperate with Bank in the exercise of its rights under this Agreement. Bank shall have the absolute right to share any information it gains from any such inspection or verification with any other Person holding an interest or a participation in any of the Obligations.

                  4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and permit to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, Financing Statements) and take all such other actions as Bank may reasonably request from time to time to better assure, perfect, preserve, and protect the Security Interest granted herein, the priority thereof, and the rights and remedies of Bank on behalf of Bank hereunder.

                  4.6 Maintenance of Collateral. Obligor shall diligently enforce all of its rights and remedies with respect to the Collateral. All Equipment, Fixtures, and Other Tangible Personal Property shall be kept in good working order and shall be properly serviced, maintained and repaired. Obligor shall not remove or dispose of any Equipment, Fixtures and Other Tangible Personal Property except as permitted in the definition of the term "Transfer". Obligor shall not commit or permit any waste or deterioration of the Equipment, Fixtures and Other Tangible Personal Property and shall not do any act that would injure or depreciate the value or marketability of such property.

                  4.7 Taxes and Claims. Obligor shall promptly pay when due any and all property, excise, and other taxes and all assessments, duties, and other charges levied or imposed on any or all Collateral or imposed on Obligor in respect of any or all Collateral, this Agreement, or the Security Interest granted herein. Obligor shall also pay when due any and all lawful claims that, if unpaid, might become a Lien or Encumbrance on any or all Collateral.

                  4.8  Covenants  Regarding  Patent,   Trademark  and  Copyright
Collateral.

                           4.8.1  Protection of Patents.  Obligor agrees that it
will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of Obligor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                           4.8.2  Protection  of  Trademarks.   Obligor  (either
itself or through its licensees or sublicensees) will, for each Trademark, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                           4.8.3  Protection  of  Copyrights.   Obligor  (either
itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

                           4.8.4   Notification.   Obligor   shall  notify  Bank
immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Obligor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                           4.8.5  Further   Applications.   In  no  event  shall
Obligor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs Bank, and, upon request of Bank, executes and delivers any and all agreements, instruments, documents and papers as Bank may request to evidence the Bank's security interest in such Patent, Trademark or Copyright, and each Obligor hereby appoints Bank as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

                           4.8.6 Pursuit of Applications  and Renewals.  Obligor
will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights which is material to the conduct of any Obligor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

                           4.8.7  Infringement,  etc.  In  the  event  that  any
Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Obligor's business is believed infringed, misappropriated or diluted by a third party, such Obligor promptly shall notify Bank after it obtains knowledge thereof and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

                           4.8.8  Additional  Consents and  Approvals.  Upon and
during the continuation of an Event of Default, Obligor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of the Obligors' rights, title and interest thereunder to Bank or its designee.

                  4.9 No Obligations and Limit of Liability.  Bank do not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising rights and remedies in the Loan Documents and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, Bank and their respective stockholders, directors, officers, employees, agents, and representatives shall have no liability or responsibility whatsoever (including, without limitation, any liability or obligation for any injury to the assets, business, operations, or property of Obligor), other than for gross negligence or willful misconduct. Notwithstanding the foregoing and any other requirements applicable to Bank under the Loan Documents or applicable law, Bank shall not be obligated and the standard of care shall not include an obligation to take any of the following actions, even if demanded by Obligor,
(i) to sell or otherwise dispose of any Collateral that is fluctuating in value,
(ii) to make any inquiry as to the nature or sufficiency of any payment received by Bank, (iii) to present or file any claim or notice, (iv) to enforce or preserve the rights of Obligor against any other Person, (v) to notify Obligor with respect to the payment or performance or non-payment or non-performance of any third Person obligations included in the Collateral, (vi) to enforce the payment or performance by any third Person of obligations included in the Collateral, (vii) to ascertain or take any action with respect to due dates, maturities, or other matters relating to the Collateral, whether or not Bank actually have or are deemed to have knowledge of such matters, or (viii) to notify Obligor of any other occurrence relating to the Collateral or any obligor of the Collateral.

                  4.10 Costs and Expenses of Performance of Obligor's Covenants. Obligor will perform all its obligations under this Agreement at its sole cost and expense.

                  4.11 Actions by Bank; Power of Attorney.

                           4.11.1  Actions by Bank.  If Obligor  fails to pay or
perform any of the Obligations of Obligor, and with notice to Obligor with an opportunity to cure, Bank, in its absolute and sole discretion, may pay or perform the same in such manner and to such extent as Bank determines necessary or appropriate in its absolute and sole discretion (i) without obligation so to do, (ii) without releasing Obligor from such Obligations, (iii) without affecting the failure to perform such Obligations as an Event of Default, (iv) without affecting the other rights and remedies of Bank under the Loan Documents and at law, and (v) without notice to or demand upon Obligor.

                           4.11.2 Powers. Without limiting the general powers of
Bank, whether conferred herein, in any other Loan Document, or by law, upon an Event of Default or in exercising its rights under Section 4.11.1, Bank, acting alone on behalf of the Bank, shall have the right but not the obligation to take any or all actions (in its own name or in the name of Obligor at the risk of Obligor) that Bank may deem (in its sole and absolute discretion) necessary for the maintenance, preservation, or protection of any of the Collateral or the interest of Bank therein, which actions may include, without limitation, (i) entering upon the Property or any other premises where any Collateral is located, to take possession of any or all Collateral, to remove any or all Collateral, to exclude therefrom Obligor and all others claiming under Obligor, and in this regard Obligor agrees and hereby authorizes any Person having possession of any or all Collateral to grant Bank access to such premises, to give Bank possession of such Collateral, and to permit Bank to remove such Collateral; (ii) maintaining, managing, operating, preserving, protecting, reclaiming, recovering, refurbishing, repairing, restoring, shipping, and storing the Collateral; (iii) making additions, alterations, and improvements to the Collateral to keep the Collateral in good condition and repair and to facilitate lease, sale, or other disposition of the Collateral;
(iv) exercising and enforcing the rights, remedies, and privileges of Obligor with respect to the Collateral; (v) adjusting, compromising, defending, depositing a bond or giving security in connection with, discharge, enforce, make demands related to, pay or otherwise obtain the discharge or release, prosecute, release, settle, terminate, or waive any rights and remedies of Obligor with respect to the Collateral, any obligations of any Person included in the Collateral, or any claim or legal proceeding by or against Obligor relating to any or all Collateral (including, without limitation, claims under any insurance policies, claims for any Taking, and claims against Obligor or the Collateral that Bank believes to be valid, regardless of whether actually valid); (vi) commencing, appearing and participating in, prosecuting, and terminating any legal proceeding relating to (A) the Collateral, (B) any or all Grants, (C) the Perfection or priority of any or all Grants, or (D) the rights or remedies of Bank under the Loan Documents or the law; and (vii) paying from Bank's own funds or paying from proceeds of advances pursuant to the Loan Agreement, which advances Obligor hereby authorizes Bank to make for account of Obligor, all costs, expenses, and fees (including, without limitation, reasonable attorneys' fees and costs of legal proceedings) related to any of the foregoing incurred by Bank, which costs, expenses, and fees, if paid from Bank's own funds, Obligor agrees to pay to Bank on demand together with interest thereon at the Default Rate from the date incurred until paid in full. All monies advanced by Bank in connection with any of the foregoing, together with interest thereon shall constitute additional Obligations secured hereby. The making of any such advance by Bank shall not, however, relieve Obligor of liability for any default hereunder until the full amount of all such monies so advanced and such interest thereon shall have been repaid by Obligor to Bank and such default shall have otherwise been cured.

                           4.11.3 Power of  Attorney.  Obligor  hereby  appoints
Bank as Obligor's attorney-in-fact to perform the obligations of Obligor under this Agreement upon a failure by Obligor to do so. This power of attorney is coupled with an interest and is irrevocable. This power of attorney shall not be affected by the disability of the principal. Any Person may rely conclusively upon an oral or written statement by Bank that this appointment as attorney-in-fact remains in full force and effect and that the conditions for Bank to exercise the powers granted herein are satisfied. No confirmation by Obligor of any such statement by Bank shall be required.

                           4.11.4 No Limitation  on Rights or Remedies.  Nothing
in this Agreement shall relieve Obligor of any of its obligations under any Loan Document or under any other agreement, document, or instrument or in any way limit the rights or remedies of the Bank.

                  4.12 Filing or Recording as a Financing Statement. Bank may file or record a photographic, or other copy or reproduction of this Agreement as a Financing Statement.

         5. EVENTS OF DEFAULT. Each of the Events of Default specified in the Loan Agreement shall be an Event of Default hereunder.

         6. RIGHTS AND REMEDIES. Upon occurrence of an Event of Default, Bank may, at its option, in its absolute and sole discretion and without demand or notice, do any or all of the following:

                  6.1   Acceleration   of   Obligations.   Declare  any  or  all
Obligations to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

                  6.2 Possession and Other Actions Concerning Collateral. Either in person or by agent, with or without bringing any action or legal proceeding, without regard to the adequacy of the security now or hereafter granted to Bank, enter upon any premises in which any or all Collateral is located, take possession of any or all Collateral, remove any or all Collateral not attached to the Property, exclude therefrom Obligor and all others claiming under Obligor, and take any or all actions described in Section 4.11 above. If Bank demands, or attempts to take possession of any or all Collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Bank at a place designated by Bank and convenient to Bank and Obligor. At such time, if any, an Event of Default exists hereunder, then if Bank shall request, Obligor shall mark all Chattel Paper constituting Accounts as having been assigned to Bank.

                  6.3 Replevin. To the extent permitted by applicable law, as a matter of right and without notice to Obligor or anyone claiming under Obligor, Bank shall be entitled to orders of replevin by a court of any or all Collateral from time to time.

                  6.4 Appointment of Receiver. As a matter of right and without notice to Obligor or any one claiming under Obligor, without regard to the then value of the Collateral or any other property, interests in property, or rights to property securing the Obligations, without regard to the solvency of Obligor, and without regard to any other matters normally taken into account by courts in the discretionary appointment of a receiver, Bank shall be entitled to appointment of a receiver to take possession of any or all Collateral. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and shall also have all the powers of Bank set forth in
Section 4.11 above. It is the intention of Obligor that Bank, on behalf of the Bank, be entitled to appointment of a receiver with the foregoing powers upon occurrence of an Event of Default and application by Bank therefor. Obligor hereby irrevocably consents to the appointment as receiver of such Person as is designated by Bank, which Person may be an officer or employee of Bank, and to the grant of the above referenced powers to such receiver. To the extent permitted by applicable law, Obligor agrees that a receiver may be appointed without notice to Obligor whatsoever and hereby waives notice. Obligor waives any right to suggest or nominate any Person as receiver in opposition to the Person designated by Bank.

                  6.5 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the Obligations in accordance with the Uniform Commercial Code in effect in the jurisdiction in which any of the Collateral is located. Unless such written notice is given, retention of the Collateral by Bank shall not be in satisfaction of any of the Obligations.

                  6.6 Delivery of Chattel Paper and Accounts. Obligor will, at the request of Bank, which request may be given at any time and from time to time, deliver all Chattel Paper to Bank for the benefit of the Bank. Obligor will, at the request of Bank, which request may be given at any time and from time to time, mark any invoices or other documents evidencing Accounts, Rights to Payment and Other Receivables (whether Chattel Paper or other rights) as having been assigned to Bank and will, if requested by Bank, deliver all such invoices and other documents or copies thereof to Bank along with such lists, computer printouts and other information as may be necessary or desirable in order to enable Bank to identify, verify and collect the Accounts.

                  6.7 Other Rights and Remedies. Exercise any and all other rights and remedies of Bank under the Loan Documents and the law. In this regard, Bank may, among any other rights and remedies, sell or otherwise dispose of any or all Collateral at public or private sale for cash, upon credit (with or without security), in exchange in whole or in part for other property, or for future delivery as Bank shall deem appropriate. As to sale or other disposition of the Collateral, except as to the Collateral that is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market as to which no notice shall be required, Bank will give Obligor reasonable notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition is to be made. Obligor agrees that any such notice shall be sufficient if given at least ten (10) days prior to such sale or other disposition. Bank may be a purchaser at any sale. Bank may pay the purchase price at any sale by crediting the amount of the purchase price against the Obligations.

                  6.8 Grant of License to Use Intellectual Property. For the purpose of enabling Bank to exercise rights and remedies under this Article at such time as the Bank shall be lawfully entitled to exercise such rights and remedies, each Obligor hereby grants to the Bank an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Obligors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Obligor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by Bank shall be exercised, at the option of Bank, solely upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by Bank in accordance herewith shall be binding upon the Obligors notwithstanding any subsequent cure of an Event of Default.

         7. APPLICATION OF PROCEEDS. After an Event of Default, all cash and all cash Proceeds of Collateral received by Bank will be applied by Bank to the Obligations, whether or not due, in such order as Bank shall determine in its absolute and sole discretion, subject to any requirements of law. Any other Proceeds of Collateral will be credited against the Obligations only upon conversion into cash and receipt of such cash by Bank. Bank may elect to delay crediting any checks and other non-cash items against the Obligations until the expiration of such period of time after receipt thereof by Bank as Bank determines is sufficient to allow for clearance and final payment thereof. Any credit to the Obligations prior to such time shall be conditional upon final payment to Bank of the check or other non-cash item giving rise to such credit. If application of the Collateral is not sufficient to pay the Obligations in full, Obligor shall remain obligated for the remaining Obligations.

         8. CONTINUATION AND TERMINATION. This Agreement shall continue in effect until (a) the termination of the Commitment, and (b) payment and performance of the Obligations in full. Upon the occurrence of all of the events described in (a) through (b) above, this Agreement shall terminate and Bank shall return any Collateral then held by Bank to Obligor, its successors, or assigns, or as the law or a court of competent jurisdiction may direct. Prior to payment or performance in full of the Obligations, the Security Interests granted hereunder shall be deemed released as to any portion of the Property released pursuant to the Loan Agreement.

         9. FURTHER ASSURANCES. Obligor shall, from time to time and at its own expense, promptly execute, acknowledge, witness, deliver, file and record, or procure the execution, acknowledgement, witnessing, and delivery of, such documents or instruments and shall take or cause to be taken such other actions (including, but not limited to, the delivery of possession of Collateral to
Bank), as Bank may request for the perfection against Obligor and third parties whomsoever of the security interest created hereby in the Collateral and for the continuation and protection thereof and promptly give to Bank evidence satisfactory to Bank of any such filing and recording. Without limiting the generality of the foregoing, Obligor shall execute, acknowledge, witness and deliver such financing and continuation statements, notices, and additional security agreements, make such notations on its records, and take such other action as Bank may request for the purpose of so perfecting, maintaining and protecting such security interests of the Bank. Obligor hereby authorizes Bank to effect any filing or recording which Bank has requested pursuant to this
Section 10 without the signature of Obligor, to the extent permitted by applicable law. The reasonable costs and expenses of Bank with respect to such actions shall be payable by Obligor on demand.

         10. INSPECTION OF COLLATERAL. Bank shall at all reasonable times have the right to enter into and upon any premises wherein any of the Collateral may be situated for the purpose of locating and inspecting the same, observing its use, and otherwise protecting the security interest created hereby, to the extent Obligor has such right.

         11. INDEMNIFICATION. Obligor agrees to assume liability for and to indemnify, protect, save and keep harmless Bank and its respective successors, assigns, agents and servants, in any way relating to or arising out of this Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by Bank or Obligor, and any claim for patent, trademark or copyright infringement).

         12. INSURANCE. Obligor shall at all times maintain or cause to be maintained, at its own cost and expense, property damage insurance with respect to the amounts, against such risks, in such form and with such insurance companies, underwriters or funds as shall be required pursuant to the Loan Agreement.

         13. COUNTERPARTS. This Agreement may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to form physically one document.

         14. WAIVER OF PERSONAL PROPERTY EXEMPTIONS. OBLIGOR ACKNOWLEDGES OBLIGOR'S EXPRESS INTENT TO HEREBY WAIVE AND ABANDON ALL PERSONAL PROPERTY EXEMPTIONS GRANTED BY LAW UPON ANY OR ALL COLLATERAL. NOTICE: BY SIGNING THIS AGREEMENT, OBLIGOR WAIVES ALL RIGHTS PROVIDED BY LAW TO CLAIM ANY OR ALL COLLATERAL EXEMPT FROM PROCESS.

         15. NOTICES. Except to the extent that telephonic notice by Bank to Obligor may be permitted pursuant to the Loan Agreement, all demands or notices under this Agreement shall be given in accordance with the Loan Agreement and shall be effective as provided in the Loan Agreement.

         16. GOVERNING LAW. THIS AGREEMENT AND ITS VALIDITY, CONSTRUCTION AND PERFORMANCE SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF ARIZONA.

         17. BANK'S RIGHTS. Obligor authorizes Bank, from time to time, without notice or demand and without affecting their liability hereunder, to: (a) renew, compromise, extend, revise, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment and performance of the Obligations, and exchange, enforce, waive and release any such security, or take additional security; (c) apply such security and direct the order or manner of sale thereof as Bank, in their discretion, may determine; and (d) release or substitute any one or more of the endorsers or obligors or acquire additional obligors. Bank may without notice, assign this Agreement in whole or in part.

         18. WAIVERS. Obligors waive (a) any right to require Bank to proceed against Borrower, Obligors, or other guarantors; (b) any right to require Bank to proceed against or exhaust any security held from Borrower; (c) any right to require Bank to pursue any other remedy in Bank' power whatsoever; (d) any defense based upon any legal disability or other defense of Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment and performance of those obligations of Borrower which are guaranteed hereunder; (e) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower; (f) any defense based upon the application by Borrower of the proceeds of the Indebtedness for purposes other than the purposes represented by Borrower to Bank or intended or understood by Bank or Obligors; (g) any defense based upon Bank' failure to disclose to Obligors any information concerning Borrower's financial condition or any other circumstances bearing on Borrower's ability to pay and perform its obligations under the terms of the Indebtedness; (h) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (i) any defense based upon Bank' election, in any proceeding instituted under the Federal
Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (j) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (k) any right of subrogation, any right to enforce any remedy which Bank may have against Borrower and any right to participate in, or benefit from, any security for the Indebtedness now or hereafter held by Bank; and (l) the benefit of any statute of limitations affecting the liability of Obligors hereunder or the enforcement hereof. Obligors agree that the payment or performance of any act which tolls any statute of limitations applicable to the Indebtedness shall similarly operate to toll the statute of limitations applicable to Obligors' liability hereunder. Until all Indebtedness of Borrower to Bank shall have been paid in full and all commitments of Bank in connection therewith shall have terminated in full, even though such Indebtedness is in excess of Obligors' liability hereunder, Obligors shall have no right of subrogation unless Bank, at their option, so elect, and hereby waive any right to enforce any remedy which Bank now have, or may hereafter have, against Borrower, and hereby waive any benefit of, and any right to participate in, any security now or hereafter held by Bank. Obligors waive all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Indebtedness.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

         OBLIGOR:                 EMPLOYEE SOLUTIONS, INC., an Arizona
                              corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  LOGISTICS PERSONNEL CORP., a Nevada
                               corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  EMPLOYEE SOLUTIONS OF TEXAS, INC., a
                              Texas corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  EMPLOYEE SOLUTIONS-EAST INC., a
                               Georgia corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  EMPLOYEE SOLUTIONS - MIDWEST, INC., a
                               Michigan corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  ESI AMERICA, INC., a Nevada corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  ESI-MIDWEST, INC., a Nevada corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  EMPLOYEE SOLUTIONS OF CALIFORNIA,
                               INC., a Nevada corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  POKAGON OFFICE SERVICES, INC. d/b/a
                                  EMPLOYEE SOLUTIONS-OHIO INC., an
                              Indiana corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  CAMELBACK INSURANCE LTD., a Bermuda
                              corporation


                                  By:___________________________________________

                                  Name:_________________________________________
                                  Title:________________________________________

                                  ESI RISK MANAGEMENT AGENCY, INC., an
                              Arizona corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                   SCHEDULE I
                                   ----------

                                   COPYRIGHTS


                                      NONE
                                      ----

                                   SCHEDULE II
                                   -----------

                                    LICENSES


                                      NONE
                                      ----

                                  SCHEDULE III
                                  ------------

                                     PATENTS


                                      NONE
                                      ----

                                   SCHEDULE IV
                                   -----------

                                   TRADEMARKS

                                      NONE
                                      ----

                                   SCHEDULE V
                                   ----------

                                DEPOSIT ACCOUNTS

                                     ANNEX 1
                                     -------

                             PERFECTION CERTIFICATE

         The undersigned, the [Financial Officer] of _______________________(the "Obligor"), with reference to (a) Loan Agreement dated as of __________________ (the "Loan Agreement"), among the Obligor, the lenders party thereto and Bank One, Arizona, NA, a national banking association, as agent, and (b) the Security Agreement (such term and all other terms used but not defined herein having the meaning given them in the Loan Agreement and the Security Agreement), hereby certifies to the Bank as follows:

                 1.        Names.
                           ------

                 (a) The exact corporate name of Obligor, as such name appears in its respective certificate of incorporation, is as follows:


                 (b) Set forth below is each other corporate name Obligor has had within the past five years, together with the date of the relevant change:


                 (c) Except as set forth in Schedule 1 hereto, Obligor has not changed its identity or corporate structure in any way within the past five years.1


                 (d) The following is a list of all other names (including trade names or similar appellations) used by Obligor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:


                 2.        Current Locations.
                           ------------------

                 (a) The chief executive office of Obligor is located at the following address:

                    Mailing Address        County          State
                    ---------------        ------          -----



                 (b) The following are all locations where each Obligor maintains any books or records relating to any Accounts, Rights to Payments and Other Receivables, Intangibles, Cash Receipts and Rents:
________________________________________
     1
         Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

                    Mailing Address        County          State
                    ---------------        ------          -----


                 (c) The following are all the places of business of Obligor not identified above:

                    Mailing Address        County          State
                    ---------------        ------          -----


                 (d) The following are other locations at which any Collateral (other than tangible personal property of immaterial value) is located:

                    Mailing Address        County          State
                    ---------------        ------          -----


                 3. Unusual Transactions. All Accounts, Rights to Payment and Other Receivables have been originated by the Obligor in the ordinary course of its business.

                 4. UCC Filings. A duly signed financing statement on Form UCC-1 has been, or will be, duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in Section 2 hereof with respect to which a filing is necessary for Bank to obtain a perfected security interest in all Collateral in which a security interest may be perfected by the filing of a financing statement on Form UCC-1. The originals of acknowledgment copies of all such financing statements as filed in such filing offices have been, or will be, delivered to Bank, to the extent that the outside filing service has returned such acknowledgment copies to the Borrower. All other acknowledgment copies will be furnished to Bank promptly following the Borrower's receipt thereof.

                 IN WITNESS WHEREOF, we have hereunder set our hands this ___ day of __________, 1996.

                                 _______________________________________________
                                 Title:

                                 _______________________________________________
                                 Title:

                                   SCHEDULE 1
                                   ----------